                                                                   EXHIBIT 99.01

                    CHEVY CHASE MASTER CREDIT CARD TRUST II
                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment Agreement"), dated as of September 30, 1998 is among CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank ("Chevy Chase"), CCB HOLDING CORPORATION, a Delaware corporation ("CCBH"), First USA Bank, N.A., a national banking association ("Purchaser"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of June 1, 1995 (as amended by the First Amendment to the Pooling and Servicing Agreement dated as of March 28, 1996, as further amended by the Second Amendment to the Pooling and Servicing Agreement dated as of July 1, 1996, as further amended by the Third Amendment to the Pooling and Servicing Agreement dated as of June 26, 1997, as further amended by the Fourth Amendment to the Pooling and Servicing Agreement dated as of June 18, 1998, and as further amended by the Fifth Amendment to the Pooling and Servicing Agreement dated as of September 30, 1998, and as supplemented by each of the outstanding Supplements and each of the Assignments of Receivables in Additional Accounts entered into on or prior to the date hereof, the "Agreement") pursuant to which the Chevy Chase Master Credit Card Trust II ("MTII") was created and the Investor Certificates and Transferor Certificates described in Schedule II hereto have been delivered. Each Series of Investor Certificates and each of the 1996, 1997 and 1998 Supplemental Certificates was issued pursuant to a Supplement and all of such Supplements in effect as of the date hereof are listed on Schedule I to this Assignment Agreement (collectively, the "Supplements").

          All capitalized terms used herein and not defined herein have the meaning assigned thereto in the Agreement. The term "Effective Date" when used herein shall mean the Closing Date under the Purchase and Sale Agreement among Chevy Chase, CCBH and the Purchaser dated as of September 2, 1998, as amended, (the "Purchase and Sale Agreement").

          WHEREAS, pursuant to the terms of Section 7.05 of the Agreement a Transferor may assign, convey and transfer all of its consumer revolving credit card accounts and the receivables arising thereunder (which may include all, but not less than all, of the Accounts and such Transferor's remaining interest in the Receivables arising thereunder and its interest in the Transferors' Interest), together with all servicing functions and other obligations under the Agreement or related to the transactions contemplated thereby, to another entity (which may be an entity that is not affiliated with such Transferor);

          WHEREAS, pursuant to the terms of Section 7.02 of the Agreement a Transferor may convey or transfer its properties and assets substantially as an entirety to any Person; and

          WHEREAS, Chevy Chase and Purchaser have agreed that Chevy Chase will assign and delegate to Purchaser and Purchaser will accept and assume all of Chevy Chase's rights and obligations as Transferor, Servicer and Holder of the Bank Certificate under the Agreement;

     WHEREAS, CCBH and Purchaser have agreed that CCBH will convey and transfer its properties and assets substantially as an entirety to Purchaser and that CCBH will assign and delegate to Purchaser and Purchaser will accept and assume all of CCBH's rights and obligations as Transferor and Holder of the Bank Certificate under the Agreement.

     NOW, THEREFORE, pursuant to the Agreement and in consideration of these premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                   ARTICLE I

                 ASSIGNMENT OF CHEVY CHASE AND CCBH RIGHTS AND
           DELEGATION OF CHEVY CHASE AND CCBH DUTIES AND OBLIGATIONS

     Section 1.1.  Assignment of Chevy Chase's and CCBH's Rights. Chevy Chase
                   ---------------------------------------------
and CCBH, from and after the Effective Date, hereby assign, convey and transfer to Purchaser all of their respective rights, titles and interests as Transferors and Holders of the Bank Certificate, and in the case of Chevy Chase, as Servicer, including all of the Accounts, the Transferors' remaining interest in the Receivables arising thereunder and the Transferors' interest in the Transferors' Interest and the Bank Certificate, the Transferors' rights as Spread Account Residual Interest Holders with respect to the Class C Supplemental Agreements dated as of September 1, 1996, December 1, 1996 and June 1, 1998, among Chevy Chase, CCBH and the Trustee, and the rights of Chevy Chase and CCB Holding as the Cash Collateral Depositors (collectively, the "Assigned Assets").

     Section 1.2.  Delegation of Chevy Chase and CCBH Duties and Obligations.
                   ---------------------------------------------------------
Chevy Chase and CCBH, from and after the Effective Date, hereby delegate to Purchaser all of their respective liabilities, duties and obligations as Transferors, as Holders of the Bank Certificate, as Spread Account Residual Interest Holders and as Cash Collateral Depositors, all of their respective liabilities, duties and obligations in their individual capacities and, in the case of Chevy Chase, as Servicer, under the Agreement (collectively, the "Assumed Obligations").

     Section 1.3.  Acceptance and Assumption. Purchaser, from and after the
                   -------------------------
Effective Date, hereby accepts from Chevy Chase and CCBH and acknowledges the transfer of all the Assigned Assets. Purchaser, from and after the Effective Date, hereby accepts and assumes the Assumed Obligations, including the obligation under the Agreement to transfer the Receivables arising under the Accounts to the Trust, and the substitution of the Purchaser for purposes of Sections 7.04, 9.01 and 9.02 of the Agreement, and Purchaser hereby agrees and acknowledges, for the benefit of the Trustee and all of the Certificateholders, that Purchaser hereby assumes all of the liabilities, duties and obligations under and assumes and agrees to perform each and every covenant and obligation of the Transferors and the Holder of the Bank Certificate and the Transferors' Interest, of the Cash Collateral Depositors and Spread Account Residual Interest Holders, of Chevy Chase and CCBH in their individual capacities and of the Servicer contained in the Agreement, including but not limited to the obligations of the Transferors to transfer the Receivables and the proceeds thereof to the Trust, in each case only from and after the Effective Date. Purchaser, from and after the Effective Date, hereby expressly assumes the rights and liabilities, duties and obligations of the Servicer under the Custodial Agreements as described in

Section 8.09 of the Agreement. Purchaser, from and after the Effective Date, assumes all liabilities, duties and obligations of Chevy Chase and CCBH in any capacity under the Assignments of Receivables in Additional Accounts entered into in connection with MTII. For purposes of Sections 3.05 and 3.06 of the Agreement, Chevy Chase will prepare the annual servicer's report and provide the independent accountant's reports with respect to each month during which Chevy Chase was the Servicer (or performing such functions pursuant to an agreement between Chevy Chase and the Purchaser), and thereafter the Purchaser will be responsible for preparing and providing all such reports.

     Section 1.4. Delivery and Consents.  Pursuant to Sections 7.02 and 7.05 of
                  ---------------------
the Agreement, the Trustee shall have received the following on or prior to the Effective Date: (a) from Chevy Chase and/or CCBH, as applicable, an Officer's Certificate stating that such transfer and assumption and this Agreement comply with Sections 7.02 and 7.05 of the Agreement, that this Assignment Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditor's rights generally or the rights of creditors of national banking associations from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent provided for in the Agreement relating to such transaction have been complied with and an Opinion of Counsel as required by Section 7.02 and 7.05; (b) from Chevy Chase, evidence of the consent to the transfer and assumption from each Series Enhancer; (c) from Purchaser, copies of UCC-1 financing statements covering such Accounts to perfect the Trust's interest in the Receivables arising thereunder; (d) from Chevy Chase, written notice from each Rating Agency that the Rating Agency Condition has been satisfied with respect to such transfer and assumption and such conveyance or transfer of assets; (e) from Chevy Chase and/or the Purchaser, an Opinion of Counsel as to clause (c) above and certain other matters specified in Exhibit H-2 to the Agreement; (f) from Chevy Chase, a Tax Opinion (which in the case of the Tax Opinion delivered pursuant to Section 7.02 shall have been furnished to each Rating Agency, in addition to the Trustee); and (g) from Purchaser, an Opinion of Counsel that this Assignment Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally or the rights of creditors of national banking associations from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     Section 1.5.  Acknowledgment, Consent and Release. The Trustee hereby
                   -----------------------------------
acknowledges and consents to the assignment and delegation of Chevy Chase's and CCBH's rights, title, interests, liabilities, duties and obligations as Transferors, as Holders of the Bank Certificate and the Transferors' Interest, as Spread Account Residual Interest Holders and as Cash Collateral Depositors and in their individual capacities and, in the case of Chevy Chase, as Servicer, and to Purchaser's acceptance and assumption thereof and hereby acknowledges and agrees that from and after the Effective Date, Purchaser has been substituted for Chevy Chase and CCBH as Transferor and Servicer, as Holder of the Bank Certificate and the Transferors' Interest, as the Spread Account Residual Interest Holders and as Cash Collateral Depositors and in their individual capacity under the Agreement and that, as a result, from and after the Effective Date Chevy Chase and CCBH are released as Transferors, as Holders of the Bank Certificate and of the Transferors' Interest, as the Spread Account Residual Interest Holders and as Cash Collateral Depositors, Chevy Chase is released as Servicer under the Agreement and both Chevy Chase and CCBH are released in their individual capacities under the Agreement and that, from and after the Effective Date, Chevy Chase and CCBH are hereby, in any capacity, released from all duties and obligations under the Agreement except to the extent of liabilities, duties and obligations, other than those specified by
Section 7.05, that arose prior to the Effective Date.

     Section 1.6. Amendment, Assignment and Termination of Receivables Purchase
                  -------------------------------------------------------------
Agreement.  Chevy Chase and CCBH, from and after the Effective Date, hereby
---------
assign, convey and transfer to Purchaser all of their respective rights, titles and interests, in any capacity, under the Receivables Purchase Agreement and the related Supplemental Conveyances. Chevy Chase and CCBH, from and after the Effective Date, hereby delegate to Purchaser all of their respective liabilities, duties and obligations, in any capacity, under the Receivables Purchase Agreement and the related Supplemental Conveyances. The Purchaser hereby accepts from Chevy Chase and CCBH and acknowledges transfer of such rights, titles and interests and accepts and assumes such liabilities, duties and obligations, in each case from and after the Effective Date. In connection with the assumption and assignment of the Receivables Purchase Agreement and the related Supplemental Conveyances, all references therein to "Chevy Chase Bank, F.S.B." or "Chevy Chase" or any similar reference and all references therein to "CCB Holding Corporation," "CCB Holding" or "CCBH" or any similar reference shall be references to the Purchaser and all rights with respect to reassignment of receivables thereunder shall be terminated. The termination of the Receivables Purchase Agreement and the related Supplemental Conveyances shall not affect any transfer or assignment of or security interest in receivables or other property thereunder that has been effected or created prior to the termination of the Receivables Purchase Agreement and the related Supplemental Conveyances.

                                  ARTICLE II

                       TRANSFER OF THE BANK CERTIFICATE

     Section 2.1.  Transfer of Bank Certificate. As provided in Section 2.07(c)
                   ----------------------------
of the Agreement, if the conditions set forth in Section 2.07(c) of the Agreement are met, the Bank Certificate may be transferred to Purchaser in a transaction under Section 7.02 or Section 7.05 of the Agreement, and the Transferors, from and after the Effective Date, hereby assign and transfer to Purchaser all of the Transferors' right, title and interest in the Bank Certificate and the Transferors' Interest, and on the Effective Date the Transferors will surrender the Bank Certificate to the Trustee, as Transfer Agent and Registrar, for registration of transfer to Purchaser and the Trustee, as Transfer Agent and Registrar, shall issue a new Bank Certificate to the Purchaser as provided in the Agreement. The Transferors represent that they have, as required under Section 2.07(c) of the Agreement, obtained the following consents: (i) the consent of the Transferors, in their capacity as owners of the Bank Certificate; (ii) the consent of CCBH, in its capacity as holder of the Seller Certificate issued by the Chevy Chase Master Credit Card Trust; and (iii) the consent of the trustee under the Chevy Chase 1996-A Spread Account Trust, on behalf of such trust, and confirmation that such trustee has obtained the consent of the RACES Certificateholders owning not less than 51% of the undivided interests in the outstanding principal amount of the RACES certificates as defined in the Chevy Chase 1996-A Spread Account Trust Agreement, as amended from time to time, among Chevy Chase, CCBH, the trustee and Marine Midland Bank, dated as of March 28, 1996.

                                  ARTICLE III

                           ASSIGNMENT OF RECEIVABLES

     Section 3.1.  Assignment of Receivables. Purchaser hereby acknowledges that
                   -------------------------
Chevy Chase has transferred to Purchaser all of Chevy Chase's portfolio of consumer credit card accounts including all of the Accounts designated for the Trust pursuant to the terms of Section 2.01 of the Agreement or pursuant to
Section 2.09 of the Agreement and the Assignments of Receivables in Additional Accounts (the "Account Assignments"). Purchaser acknowledges that, pursuant to the Agreement and the Account Assignments, each of Chevy Chase and CCBH have transferred, assigned, set over, sold and otherwise conveyed to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under the Receivables existing on the initial Closing Date, in the case of Receivables (or any interest therein) transferred by such Transferor and arising in the Initial Accounts, and on the applicable Addition Date, in the case of Receivables (or any interest therein) transferred by such Transferor and arising in the Additional Accounts, and in each case, thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries that are allocable to the Trust as provided in the Pooling and Servicing Agreement, all securities, investments and other property relating to the foregoing, all moneys due or to become due and all amounts received with respect to any of the foregoing, all moneys, securities, investments and other property on deposit in the Collection Account, the Special Funding Account and any Series Account and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing (including, without limitation, all interest in the foregoing acquired by CCBH pursuant to the Receivables Purchase Agreement).

                                   ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 Representations and Warranties.  Chevy Chase and CCBH Represent
                 ------------------------------
and warrant to the Purchaser that, immediately prior to the effectiveness of the Fifth Amendment to the Agreement, the representations and warranties of Chevy Chase or of CCBH, as applicable, in any capacity, under the Agreement are true and correct as of the Effective Date (or, if specifically made as of a prior date, including any Closing Date or any Addition Date, as of such prior date). The Purchaser's remedies for any breach of the foregoing representation and warranty shall be subject to the provisions and limitations of Article 8 of the Purchase and Sale Agreement and any claims with respect to the foregoing representation and warranty shall be included in calculating whether such limitations have been satisfied.

     Section 4.2 Ability to Perform.  After giving effect to the Fifth Amendment
                 ------------------
to the Agreement, as of the Effective Date the Purchaser makes all representations and warranties set forth in the Agreement to be made by it in any capacity under the Agreement (except to the extent such representations and warranties relate to an earlier date, as to which the Purchaser makes no representation or warranty) and can perform all covenants and obligations required to be performed by the Purchaser in any capacity under the Agreement. Purchaser represents that it meets the requirements set forth in the definition of Eligible Servicer in the Agreement. Purchaser further represents that it is a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and is a Non-Code Entity.


     Section 4.3 Covenants.
                 ---------

     (a) Purchaser, as Transferor, as Holder of the Bank Certificate and the Transferors' Interest, as the Spread Account Residual Interest Holders, as Cash Collateral Depositors and as Servicer, and in its individual capacity, agrees to comply with all of the covenants applicable to the Purchaser as set forth in the Agreement and from and after the date of this Assignment Agreement, Purchaser covenants to execute and deliver to Chevy Chase, CCBH or to the Trustee such additional documents and instruments and to take such action, all without further consideration, as Chevy Chase, CCBH or the Trustee shall reasonably request to effectuate the assignment, assumption and release provided herein, including, but not limited to, the execution and filing of UCC financing statements.

     (b) From and after the date of this Assignment Agreement, Chevy Chase and CCBH covenant to execute and deliver to Purchaser such additional documents and instruments and to take such action, all without further consideration, as Purchaser shall reasonably request to effectuate the assignment, assumption and release provided herein, including, but not limited to, the execution and filing of UCC financing statements.

     (c) Trustee covenants that, notwithstanding anything in this Assignment Agreement to the contrary, the terms of Section 11.17 of the Agreement, relating to confidentiality of information, will be binding against the Trustee with regard to any information furnished by Chevy Chase or CCBH, regardless of whether such information was furnished on, prior to or after the date of this Assignment Agreement.

     Section 4.4  CCB Holding.  After the Effective Date, Chevy Chase may
                  -----------
liquidate CCBH, through a merger, state law dissolution, liquidating distribution or any other means, and, upon such liquidation, all funds of CCBH will be the exclusive property of Chevy Chase and shall not be subject to any claim of set-off or any other claim of any party hereto.

     Section 4.5  No Petition Agreements.  Notwithstanding anything to the
                  ----------------------
contrary in this Assignment Agreement or the Fifth Amendment to the Agreement, all agreements of any Person limiting such Person's rights with respect to the initiation of a bankruptcy proceeding of CCBH (or any successor thereto), including but not limited to Section 13.11 of the Agreement, shall continue in full force and effect for a period of one year and one day after the Effective Date.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          Section 5.1 Headings. The headings herein are for purposes of
                      --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 5.2 Counterparts. This Assignment Agreement may be executed in
                      ------------
two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 5.3 Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 5.4 Additional Information.
                      ----------------------

          (a) Schedule III is delivered by Purchaser to identify its Servicing Officers.

          (b) Schedule IV is delivered by Purchaser in satisfaction of Section 13.02(c) of the Agreement.

          Section 5.5 Further Assurances.  Chevy Chase and CCBH agree to do and
                      ------------------
perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement or to preserve the interest of the Trustee in the Trust Assets, including the execution of any financing statements or continuation statements relating to the Receivables or the Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 5.6  Successors and Assigns.  This Assignment Agreement shall
                       ----------------------
enure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. No party may assign its rights or obligations hereunder without the prior written consent of the other parties hereto. Notwithstanding the foregoing or any other provision in this agreement to the contrary, the Purchaser shall not be required to obtain the consent of any party hereto after the date hereof in connection with any action taken by the Purchaser in accordance with the Agreement (including, without limitation, in connection with any assignment of any of the Purchaser's rights, liabilities, duties or obligations under the Agreement), except as may be otherwise required by the Agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Assignment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                       CHEVY CHASE BANK, F.S.B.,

                       as Transferor and Servicer, Holder of the Bank Certificate and Transferors' Interest, Spread Account Residual Interest Holder, Cash Collateral Depositor and in its individual capacity



                       By:  /s/  Joel A. Friedman
                           ----------------------
                       Name:  Joel A. Friedman
                              ----------------
                       Title:  Senior Vice President and Controller
                               ------------------------------------


                       CCB HOLDING CORPORATION,
                       as Transferor, Holder of the Bank Certificate and Transferors' Interest, Spread Account Residual Interest Holder, Cash Collateral Depositor and in its individual capacity


                       By:  /s/  Mark A. Holles
                            -------------------
                       Name:  Mark A. Holles
                              --------------
                       Title:  Vice President
                               --------------


                       FIRST USA BANK, N.A.,
                       as Assignee, Transferor and
                       Servicer, Holder of the Bank Certificate and Transferors' Interest, Spread Account Residual
                       Interest Holder and Cash Collateral Depositor by assignment and assumption


                       By:  /s/ John F. Ireton
                            ------------------
                       Name:  John F. Ireton
                              --------------
                       Title:  Vice President
                               --------------

                                         BANKERS TRUST COMPANY,
                                         as Trustee


                                         By:  /s/ Louis Bodi
                                              --------------
                                         Name:  Louis Bodi
                                                ----------
                                         Title:  Vice President
                                                 --------------

                                   SCHEDULE I


              List of All Outstanding Supplements to the Pooling
         and Servicing Agreement dated as of June 1, 1995, as amended
         ------------------------------------------------------------


 Series 1995-A Supplement, dated as of June 1, 1995, as amended by the First
   Amendment to the Chevy Chase Master Credit Card Trust II Pooling and
                Servicing Agreement, dated as of March 28, 1996


Series 1995-B Supplement, dated as of September 1, 1995, as amended by the First
   Amendment to the Chevy Chase Master Credit Card Trust II Pooling and
                Servicing Agreement, dated as of March 28, 1996


Series 1995-C Supplement, dated as of December 1, 1995, as amended by the First
   Amendment to the Chevy Chase Master Credit Card Trust II Pooling and
                Servicing Agreement, dated as of March 28, 1996


            Series 1995-D Supplement, dated as of December 15, 1995


            Series 1996-A Supplement, dated as of September 1, 1996
                  and related Class C Supplemental Agreement


             Series 1996-B Supplement, dated as of October 1, 1996


            Series 1996-C Supplement, dated as of December 1, 1996
                  and related Class C Supplemental Agreement


              Series 1998-A Supplement, dated as of June 1, 1998
                  and related Class C Supplemental Agreement


        Supplemental Certificate Supplement, dated as of March 1, 1996, as amended and restated as of June 1, 1997


         Supplemental Certificate Supplement, dated as of June 1, 1997


         Supplemental Certificate Supplement, dated as of June 1, 1998

                                  SCHEDULE II


                            List of All Certificates
                        Outstanding Under the Agreement
                        -------------------------------


                                Bank Certificate

                             Investor Certificates
                             ---------------------

                          1995-A (Class A and Class B)

                          1995-B (Class A and Class B)

                          1995-C (Class A and Class B)

                                     1995-D

                     1996-A (Class A, Class B and Class C)*

                                     1996-B

                     1996-C (Class A, Class B and Class C)*

                     1998-A (Class A, Class B and Class C)*

                           Supplemental Certificates
                           -------------------------

                   1996 Supplemental Certificate, as amended

                         1997 Supplemental Certificate

                         1998 Supplemental Certificate


*  Class C Interests are uncertificated.

                                 SCHEDULE  III

                     Purchaser's List of Servicing Officers



     Name                                                  Title
     ----                                                  -----
     Peter W. Atwater                                Executive Vice President
     Suzanne Bachman                                 Vice President
     Thomas J. Hopkins                               Vice President
     Tracie Klein                                    Vice President
     Rebekah A. Sayers                               Vice President
     F. Aubrey Thacker                               Vice President

                                  SCHEDULE IV


 [Information from the Purchaser pursuant to Section 13.02(c) of the Agreement relating to the relocation of the office from which the Servicer services Receivables, keeps records concerning the Receivables and maintains its chief executive office.]



     3 Christina Centre
     201 North Walnut Street
     Wilmington, Delaware 19801